SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         -----------------------------

                                   FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):      April 11, 2003
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                             EAGLE SUPPLY GROUP, INC.
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           (Exact Name of Registrant as Specified in its Charter)




         Delaware                       000-25423              13-3889248
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
       Incorporation)                                        Identification
                                                                 Number)

      122 East 42nd Street, Suite 1618, New York, NY              10168
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         (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:     (212) 986-6190
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Item 9.   Regulation FD Disclosure.

     Eagle Supply Group, Inc., a Delaware corporation (the "Company"), hereby reports that unusual and severe storm activity recently has taken place in certain of the Company's existing market areas. The Company believes that these recent storms will have a positive impact on the Company's results of operations for the current and subsequent quarters.

     The Company, however, also hereby reports that it anticipates that it will report a loss for the quarter ended March 31, 2003, which will be announced in the middle of May 2003.

     This Current Report on Form 8-K includes statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Although we believe that these forward-looking statements are based upon reasonable estimates and assumptions, we can give no assurance that our expectations will in fact occur, and we caution that actual results may differ materially and adversely from those in the forward-looking statements. A number of factors could affect our future results and could cause our results to differ materially and adversely from those expressed in this Current Report on Form 8-K. These factors include, among others: the economic environment in our major market areas, interest rates, our ability to collect our accounts and notes receivables when due or within a reasonable period of time thereafter, competitive conditions in our major market areas, our ability to purchase products which we sell on terms and prices which are no less favorable than our current terms of purchase, our ability to continue to obtain financing on terms no less favorable to the Company than our current terms of financing and our ability to renew our credit facilities when they mature, weather conditions in our major market areas, our ability to sell our products at certain levels of markup (gross profit margins), general economic conditions, the new housing market, the market for construction renovation and repair relating to the product lines that the Company sells in its various market areas, insurance availability and costs, fuel costs, labor and benefit costs, occupancy costs, the number of shares of common stock the Company has outstanding, the number of shares of the Company's common stock used to calculate the Company's basic and diluted earnings per share, certain risk factors and other conditions associated with the Company as set forth in the reports that the Company has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and other factors, both known and unknown.

     The information contained in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this Current Report on Form 8-K is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the filing of this Current Report on Form 8-K, regardless of any general or specific incorporation language in such filing.




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


                               SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EAGLE SUPPLY GROUP, INC.



Date:  April 11, 2003                By:/s/Douglas P. Fields_______
                                        Douglas P. Fields
                                        Chief Executive Officer
























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